UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2014

GENERAL EMPLOYMENT

ENTERPRISES, INC

(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

184 Shuman Blvd., Ste. 420, Naperville, Illinois	60563
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(630) 954-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 11, 2014, General Employment Enterprises, Inc. (the “Company”) entered into a Stock Exchange Agreement (the “SCRIBE Agreement”) with Brittany M. Dewan as Trustee of the Derek E. Dewan Irrevocable Living Trust II dated the 27th of July, 2010, Brittany M. Dewan, individually, Allison Dewan, individually, Mary Menze, individually, and Alex Stuckey, individually (collectively, the “Scribe Shareholders”). Pursuant to the terms of the SCRIBE Agreement the Company will acquire 100% of the outstanding stock of Scribe Solutions Inc., (“Scribe”) from the Scribe Shareholders for 640,000 shares of Series A Preferred Stock (the “Preferred Stock”) of the Company. In addition, the Company will issue warrants to certain warrant holders in Scribe for warrants to purchase common stock in the Company. This is all based on a valuation of Scribe of not less than $6,400,000. Upon the closing of the transaction, the Company will issue 640,000 shares of Preferred Stock. The transaction has been unanimously approved by the boards of directors of the Company (the “Board”) and Scribe and a majority of their respective shareholders. The closing of the transactions set forth in the SCRIBE Agreement is subject to customary conditions to closing, and is expected to occur prior to March 31, 2014.

Item 1.02 Termination of a Material Definitive Agreement

On December 10, 2014 the Company terminated the Membership Interest Purchase Agreement (the “PIVOT Agreement”) with Pivot Companies, LLC, et al (“Pivot”), d/b/a Pivot Employment Platforms. The PIVOT Agreement was terminated pursuant to section 9.1(d) of the PIVOT Agreement for failure to satisfy certain conditions, primarily the inability to secure the necessary approvals and financings related to Pivot’s debt. The Company continues to negotiate with Pivot and their shareholders on alternative agreements or ways the two companies can work together.

Item 2.02 Results of Operations and Financial Conditions.

December 8, 2014, General Employment Enterprises Inc. (the “Company”) (NYSE MKT: JOB) issued a press release announcing financial results for the year ended, September 30, 2014. A copy of the release is attached as Exhibit 99.1.

The information furnished herein, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release issued by General Employment Enterprises, Inc. dated December 8, 2014.

99.2	Press release issued by General Employment Enterprises, Inc. dated December 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL EMPLOYMENT ENTERPRISES, INC.
(Registrant)

Date: December 31, 2014	By: /s/ Andrew J. Norstrud
Andrew J. Norstrud
Chief Executive Officer